Axos Q2 Fiscal 2025 Earnings Supplement NYSE: AXJanuary 28, 2025

2 Loan Growth by Category $ Millions SF Warehouse Lending Multifamily Small Balance Commercial Jumbo Mortgage Asset-Based and Cash Flow Lending Lender Finance Non-RE Capital Call Facilities Auto Unsecured/OD Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Loans Inc (Dec)Q1 FY25Q2 FY25 $ (166)$ 3,807$ 3,641 164345509 (215)2,3632,148 (1)1,2841,283 (77)5,3785,301 36878914 1612,3312,492 731,9682,041 2211,0561,277 2373375 24244 —11 $ 200$ 19,826$ 20,026 Lender Finance RE CRE Specialty Other Auto & Consumer

3 Commercial Real Estate Specialty1 Detail as of December 31, 2024 Non-Accrual Loans (mm)Weighted Avg. LTVBalance (mm)Loan Type $ 1141%$ 1,616Multifamily 15331,167SFR —42951Hotel —52647Industrial 1540461Other 1929285Office —41174Retail $ 6040%$ 5,301Total Note 1: Includes Commercial Real Estate Specialty loan portfolio only. LTV Distribution

4 DepositsLoans Interest Rate Sensitivity of Loans & Deposits As of December 31, 2024 TotalInterest Rate $ 5,660,8380% ~ 2% $ 10,471,2032% ~ 4% $ 2,932,3964% ~ 6% $ 19,064,437 Non-Time Deposits by Interest Rate (Dollars in Thousands) • $3 billion of deposits that adjust with the Federal Funds rate • Deposit rate optionality enhanced by $450 million of off-balance sheet deposits from Axos Securities • Of the fixed and hybrid rate loan balances in our portfolio at December 31, 2024, 63% will reprice within 3 years and 91% will reprice within 5 years.

5 Diversified Deposit Gathering Approximately 90% of deposits are FDIC-insured or collateralized Deposit balances as of December 31, 2024 Note 1: Excludes approximately $450 million of off-balance sheet deposits › Serves approximately 40% of U.S. Chapter 7 bankruptcy trustees in exclusive relationship › Software allows servicing of SEC receivers and non-chapter 7 cases › Full service digital banking, wealth management, and securities trading › White-label banking › Business banking with simple suite of cash management services › 1031 exchange firms › Title and escrow companies › HOA and property management › Business management and entertainment › Broker-dealer client cash › Broker-dealer reserve accounts › Full service treasury/cash management › Team enhancements and geographic expansion › Bank and securities cross-sell Fiduciary Services $1.1B Consumer Direct $11.9B Specialty Deposits $1.7B Distribution Partners $0.4B Axos Securities1 $0.9B Small Business Banking $0.4B Commercial & Treasury Management $3.5B Diversified Deposit Gathering Business Lines

6 Change in Allowance for Credit Losses (ACL) & Unfunded Loan Commitments Reserve (UCL) ($ in millions) ACL + UCL ACL + UCL 5.8

7 Allowance for Credit Losses (ACL) by Loan Category as of December 31, 2024 $ Millions ACL %1ACLLoan Balance 0.4%$ 16$ 4,150 1.6%563,431 1.6%1026,215 1.4%845,810 2.9%12420 1.3%$ 270$ 20,026 Single Family Mortgage & Warehouse Multifamily & Commercial Mortgage Commercial Real Estate Commercial & Industrial Non-RE Auto & Consumer Loans Note 1: ACL % is based on gross unpaid principal balance

8 Credit Quality ($ millions) %Non-Accrual LoansLoans O/SDecember 31, 2024 1.69%$ 70$ 4,150Single Family-Mortgage & Warehouse 1.43493,431Multifamily and Commercial Mortgage 0.97606,215Commercial Real Estate 1.22715,810Commercial & Industrial - Non-RE 0.482420Auto & Consumer 1.26%$ 252$ 20,026Total %Non-Accrual LoansLoans O/SSeptember 30, 2024 1.42%$ 59$ 4,152Single Family-Mortgage & Warehouse 0.85313,647Multifamily and Commercial Mortgage 0.66416,256Commercial Real Estate 0.82445,355Commercial & Industrial - Non-RE 0.482416Auto & Consumer 0.89%$ 177$ 19,826Total %Non-Accrual LoansLoans O/SDecember 31, 2023 1.33%$ 54$ 4,092Single Family-Mortgage & Warehouse 0.92374,065Multifamily and Commercial Mortgage 0.43266,043Commercial Real Estate 0.0734,177Commercial & Industrial - Non-RE 0.412483Auto & Consumer 0.65%$ 122$ 18,860Total

9 December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 Selected Balance Sheet Data: $ 21,623,764$ 22,642,133$ 22,855,334$ 23,569,084$ 23,709,422Total assets 18,264,35418,733,45519,231,38519,280,60919,486,727Loans—net of allowance for credit losses 13,46816,23916,48214,56625,436Loans held for sale, carried at fair value 251,749257,522260,542263,854270,605Allowance for credit losses 329592353594241Securities—trading 239,812207,582141,611137,99697,848Securities—available-for-sale 145,176105,85367,21284,326114,672Securities borrowed 265,857292,630240,028262,774298,887Customer, broker-dealer and clearing receivables 18,203,91219,103,53219,359,21719,973,32919,934,904Total deposits 90,00090,00090,00090,00060,000Advances from the FHLB 341,086330,389325,679313,519358,692Borrowings, subordinated notes and debentures 155,492119,80074,17795,883135,258Securities loaned 368,885387,176301,127315,985309,593Customer, broker-dealer and clearing payables $ 2,078,224$ 2,196,293$ 2,290,596$ 2,405,728$ 2,521,962Total stockholders’ equity 56,898,37757,079,42956,894,56557,092,21657,097,632Common shares outstanding at end of period 69,828,70970,033,52370,221,63270,562,33370,571,332Common shares issued at end of period Per Common Share Data: $ 36.53$ 38.48$ 40.26$ 42.14$ 44.17Book value per common share $ 33.45$ 35.46$ 37.26$ 39.22$ 41.27Tangible book value per common share (Non-GAAP)1 Capital Ratios: 9.61%9.70%10.02%10.21%10.64 %Equity to assets at end of period Axos Financial, Inc.: 9.39%9.33%9.43%9.78%10.02 %Tier 1 leverage (to adjusted average assets) 10.97%11.47%12.01%12.44%12.42 %Common equity tier 1 capital (to risk-weighted assets) 10.97%11.47%12.01%12.44%12.42 %Tier 1 capital (to risk-weighted assets) 13.79%14.26%14.84%15.29%15.23 %Total capital (to risk-weighted assets) Axos Bank: 10.22%9.86%9.74%9.82%9.85 %Tier 1 leverage (to adjusted average assets) 12.26%12.47%12.74%12.87%12.67 %Common equity tier 1 capital (to risk-weighted assets) 12.26%12.47%12.74%12.87%12.67 %Tier 1 capital (to risk-weighted assets) 13.25%13.49%13.81%14.06%13.86 %Total capital (to risk-weighted assets) Axos Clearing LLC: $ 103,454$ 102,963$ 101,462$ 85,292$ 83,932Net capital $ 98,397$ 97,646$ 96,654$ 80,081$ 78,282Excess capital 40.92%38.73%42.21%32.73%29.71 %Net capital as a percentage of aggregate debit items $ 90,812$ 89,671$ 89,442$ 72,264$ 69,805Net capital in excess of 5% aggregate debit items AXOS FINANCIAL, INC. SELECTED FINANCIAL INFORMATION (Unaudited – dollars in thousands)

10 At or For The Three Months Ended December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024 Selected Income Statement Data: $ 394,663$ 443,564$ 453,428$ 484,262$ 456,068Interest and dividend income 166,057181,958193,366192,214175,969Interest expense 228,606261,606260,062292,048280,099Net interest income 13,5006,0006,00014,00012,248Provision for credit losses 215,106255,606254,062278,048267,851Net interest income, after provision for credit losses 124,12933,16330,86128,60927,799Non-interest income 121,839133,228140,535147,465145,320Non-interest expense 217,396155,541144,388159,192150,330Income before income taxes 65,62544,82139,51646,85245,643Income taxes $ 151,771$ 110,720$ 104,872$ 112,340$ 104,687Net income Weighted average number of common shares outstanding: 57,216,62156,932,05056,938,40556,934,67157,094,153Basic 57,932,83458,037,69858,164,62358,168,46858,226,006Diluted Per Common Share Data: Net income: $ 2.65$ 1.94$ 1.84$ 1.97$ 1.83Basic $ 2.62$ 1.91$ 1.80$ 1.93$ 1.80Diluted $ 1.60$ 1.94$ 1.83$ 1.96$ 1.82Adjusted earnings per common share (Non-GAAP)1 Performance Ratios and Other Data: $ 1,309,313$ 469,101$ 497,930$ 49,224$ 206,118Growth in loans held for investment, net 44,32547,82152,57469,57066,826Loan originations for sale 2.90%1.98%1.81%1.92%1.74 %Return on average assets 30.39%20.71%18.81%19.12%16.97 %Return on average common stockholders’ equity 3.58%3.88%3.63%4.13%3.91 %Interest rate spread2 4.55%4.87%4.65%5.17%4.83 %Net interest margin3 4.62%4.92%4.68%5.21%4.87 %Net interest margin3 – Banking Business Segment 34.54%45.20%48.31%45.99%47.20 %Efficiency ratio4 30.96%38.82%41.39%39.83%40.95 %Efficiency ratio4 – Banking Business Segment Asset Quality Ratios: 0.04%0.07%0.05%0.17%0.10 %Net annualized charge-offs to average loans 0.65%0.63%0.57%0.89%1.26 %Nonaccrual loans to total loans 0.60%0.55%0.51%0.75%1.06 %Non-performing assets to total assets 1.33%1.36%1.34%1.35%1.37 %Allowance for credit losses - loans to total loans held for investment 205.50%210.95%229.84%149.32%107.58 %Allowance for credit losses - loans to non-performing loans5 1 See “Use of Non-GAAP Financial Measures” herein. 2 Interest rate spread represents the difference between the annualized weighted average yield on interest-earning assets and the annualized weighted average rate paid on interest-bearing liabilities. 3 Net interest margin represents annualized net interest income as a percentage of average interest-earning assets. 4 Efficiency ratio represents non-interest expense as a percentage of the aggregate of net interest income and non-interest income. 5 The decrease in the Allowance for credit losses - loans to nonaccrual loans is primarily attributable to the change in nonaccrual loans. AXOS FINANCIAL, INC. SELECTED FINANCIAL INFORMATION (Unaudited – dollars in thousands)

11 December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024(Dollars in thousands, except per share amounts) $ 151,771$ 110,720$ 104,872$ 112,340$ 104,687Net income (92,397)————FDIC Loan Purchase - Gain on purchase 4,648————FDIC Loan Purchase - Provision for credit losses 2,7802,7192,5542,5541,645Acquisition-related costs 25,650(784)(699)(752)(503)Income taxes $ 92,452$ 112,655$ 106,727$ 114,142$ 105,829Adjusted earnings (non-GAAP) 57,932,83458,037,69858,164,62358,168,46858,226,006Average dilutive common shares outstanding $ 2.62$ 1.91$ 1.80$ 1.93$ 1.80Diluted EPS (1.59)————FDIC Loan Purchase - Gain on Purchase 0.08————FDIC Loan Purchase - Provision for credit losses 0.050.050.040.040.03Acquisition-related costs 0.44(0.02)(0.01)(0.01)(0.01)Income taxes $ 1.60$ 1.94$ 1.83$ 1.96$ 1.82Adjusted EPS (Non-GAAP) We define “tangible book value”, a non-GAAP financial measure, as book value adjusted for goodwill and other intangible assets. Tangible book value is calculated using common stockholders’ equity minus servicing rights, goodwill and other intangible assets. Tangible book value per common share, a non-GAAP financial measure, is calculated by dividing tangible book value by the common shares outstanding at the end of the period. We believe tangible book value per common share is useful in evaluating the Company’s capital strength, financial condition, and ability to manage potential losses. Below is a reconciliation of total stockholders’ equity, the nearest comparable GAAP measure, to tangible book value per common share (non-GAAP) as of the dates indicated: December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 December 31, 2024(Dollars in thousands, except per share amounts) $ 2,078,224$ 2,196,293$ 2,290,596$ 2,405,728$ 2,521,962Common stockholders’ equity 28,04328,13028,92427,33528,045Less: servicing rights, carried at fair value 146,793144,324141,769139,215137,570Less: goodwill and intangible assets $ 1,903,388$ 2,023,839$ 2,119,903$ 2,239,178$ 2,356,347Tangible common stockholders’ equity (Non-GAAP) 56,898,37757,079,42956,894,56557,092,21657,097,632Common shares outstanding at end of period $ 36.53$ 38.48$ 40.26$ 42.14$ 44.17Book value per common share $ 0.49$ 0.49$ 0.51$ 0.48$ 0.49Less: servicing rights, carried at fair value per common share $ 2.59$ 2.53$ 2.49$ 2.44$ 2.41Less: goodwill and other intangible assets per common share $ 33.45$ 35.46$ 37.26$ 39.22$ 41.27Tangible book value per common share (Non-GAAP) Use of Non-GAAP Financial Measures In addition to the results presented in accordance with GAAP, this earnings supplement includes non-GAAP financial measures such as adjusted earnings, adjusted earnings per diluted common share, and tangible book value per common share. Non-GAAP financial measures have inherent limitations, may not be comparable to similarly titled measures used by other companies and are not audited. Readers should be aware of these limitations and should be cautious as to their reliance on such measures. Although we believe the non-GAAP financial measures disclosed in this report enhance investors’ understanding of our business and performance, these non-GAAP measures should not be considered in isolation, or as a substitute for GAAP basis financial measures. We define “adjusted earnings”, a non-GAAP financial measure, as net income without the after-tax impact of non-recurring acquisition-related costs and other costs (unusual or non-recurring charges). Adjusted earnings per diluted common share (“adjusted EPS”), a non-GAAP financial measure, is calculated by dividing non-GAAP adjusted earnings by the average number of diluted common shares outstanding during the period. We believe the non-GAAP measures of adjusted earnings and adjusted EPS provide useful information about the Company’s operating performance. We believe excluding the non-recurring acquisition related costs and other costs (unusual or non-recurring) provides investors with an alternative understanding of Axos’ core business. Below is a reconciliation of net income, the nearest comparable GAAP measure, to adjusted earnings and adjusted EPS (Non-GAAP) for the periods shown:

12 Greg Garrabrants, President and CEO Derrick Walsh, EVP and CFO investors@axosfinancial.com www.axosfinancial.com Johnny Lai, SVP Corporate Development and Investor Relations Phone: 858.649.2218 Mobile: 858.245.1442 jlai@axosfinancial.com Contact Information